Exhibit 99.2

 RP-A501 Danon Disease Program Update  © 2026 Rocket Pharmaceuticals  Rocket Pharmaceuticals  October 6, 2026

 DISCLAIMER  2  © 2026 Rocket Pharmaceuticals  This presentation contains forward-looking statements concerning Rocket’s future expectations, plans and prospects that involverisks and uncertainties, as well as assumptions that, if they do not materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Rocket makes these statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “suggest” or similar terms, variations of such terms or the negative of those terms.  These forward-looking statements include, but are not limited to, statements concerning Rocket’s cash runway and financial position; its ability to obtain additional funding to conduct planned research and development efforts; the potential safety and effectiveness of RP-A501, including at the recalibrated dose under the modified protocol; its ability to continue enrollment and dosing, complete the pivotal study and achieve its prespecified efficacy success criterion; the expected timing and results of ongoing and planned clinical trials; the expected timing and outcome of regulatory interactions and submissions, including a potential biologics license application seeking accelerated approval; Danon disease prevalence and addressable patient estimates; patient identification and referral efforts; potential commercial opportunity and revenue; commercialization plans, including the development of sales and marketing capabilities and relationships with treatment centers and other third parties; and potential development in additional patient populations.  Although Rocket believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee such outcomes. Actual results may differ materially as a result of various important factors, including, without limitation, clinical trial results and safety findings, including the risk of additional serious adverse events; Rocket’s ability to identify and enroll eligible patients and successfully complete clinical studies; the possibility that earlier clinical observations or nonclinical findings may not predict subsequent clinical outcomes; changes in regulatory requirements or expectations; Rocket’s ability to obtain regulatory approval and meet applicable post-approval requirements; manufacturing, product-quality and supply risks; dependence on third parties for development, manufacture, marketing, sales and distribution; the availability of sufficient funding and unexpected expenditures; the accuracy of population estimates and assumptions underlying commercial models; pricing,  reimbursement, market acceptance and competition; the outcome of litigation; Rocket’s ability to achieve the expected benefits of its portfolio prioritization and strategic restructuring; and its ability to obtain and enforce patents and defend against third-party infringement claims. Additional risks are described in the section entitled “Risk Factors” in Rocket’s Annual Report on Form 10-K for the year ended December 31, 2025, filed February 26, 2026 with the Securities and Exchange Commission, and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q.  RP-A501 is investigational, and its safety and efficacy have not been established. Clinical observations presented here are based on small, uncontrolled studies with varying follow-up. Preliminary findings may change as additional data become available, and results from earlier cohorts may not predict outcomes at the recalibrated dose under the modified protocol. Meeting the pivotal study’s efficacy success criterion would not, by itself, establish that RP-A501 will receive regulatory approval. FDA’s assessment would consider the complete application, including safety, efficacy, manufacturing and product-quality information. Danon disease prevalence and addressable patient estimates are based on available data and assumptions and are subject to uncertainty. Estimated prevalence and identified patient records do not establish the number of patients eligible for treatment. Revenue illustrations are internal modeling scenarios, rather than financial guidance, and depend on clinical success, regulatory approval, the approved patient population, patient identification, pricing, reimbursement and treatment uptake. Opportunities in additional patient populations would require further development and applicable regulatory approvals.  You should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and Rocket undertakes no obligation to update or revise publicly any forward-  looking statements, whether as a result of new information, future events or otherwise, except as required by law.

 3  © 2026 Rocket Pharmaceuticals  RP-A501 Danon Disease Program Update  Compelling development path: $1B+ commercial opportunity  Updated Phase 1 data  Evidence of disease reversal or stabilization up to 7 years post RP-A501  Initial Phase 2 data  Preliminary efficacy up to 36 months data from Cohorts 1-3  Recalibrated dose safety  Positive safety observations: 3 patients treated safely at recalibrated dose + optimized immunomodulation  Pivotal path  FDA agreement to complete Cohort 4 supporting BLA submission for accelerated approval; PRV eligible  Commercial Opportunity  10-11K US epidemiology (20K+ including EU5); 900+ Danon patients recorded in US; $1B+ global peak opportunity with initial indication

Danon Disease is a Highly Aggressive, Underdiagnosed, Rare Genetic Cardiomyopathy

Catastrophic in males, with rapid progression and early mortality

Clinical Presentation

Hallmark Cardiac Manifestation and Potential Multi-System Involvement[1]


Neurocognitive
Learning disabilities*
Mild cognitive deficits*
Psychiatric
Anxiety
Mood Disorders
Gastrointestinal
Hepatomegaly
Elevated Transaminases
Visual
Retinopathy
Cardiac
Left ventricular hypertrophy*
Left ventricular dilation
Conduction abnormalities
Skeletal Muscle
Proximal muscle weakness*

**Key symptoms that contribute to the classical clinical triad*

Danon Males

Rapid Decline from Symptom Onset to End-Stage Heart Failure[2-4]


OPTIMAL
Cardiac Symptom Onset
Diagnosis
Rapid disease progression
Cardiac Function
Loss of cardiac function
Leads to end-stage HF, life threatening arrhythmias
Death, Heart transplant
POOR
0
5
10
15
20
25
30
Age (years)

Illustrative; derived from natural history registries & cohorts

1. Hong KN, Eshraghian EA, Arad M, et al. J Am Coll Cardiol. 2023;82(16):1628–1647. 2. Maron BJ, Roberts WC, Arad M, et al. JAMA. 2009;301(12):1253–1259. 3. Boucek D, Jirikowic J, Taylor MRG. Genet Med. 2011;13(6):563–568.
4. Hong KN, Eshraghian E, Khedro T, et al. J Am Heart Assoc. 2025;14(7):e038394.

4

© 2026 Rocket Pharmaceuticals

No Approved Disease-Modifying Therapy Exists

Heart transplantation is the only end-stage rescue and only for a few

HTx

Only ~25% ultimately receive heart transplant (HTx)	HTx is lifesaving, but carries early mortality risk	HTx carries substantial lifelong medical and family burden
• Donor scarcity & matching constraints • Diagnosis, referral & listing delays • Clinical deterioration/eligibility loss	**HTx can be effective** **10+ yrs** Median survival after HTx in general population **87.1%** 5-year graft survival in Danon HTx cohort **Early mortality remains** **5 of 8** Died within 1 year after HTx/LVAD in a Danon cohort	• Lifelong immunosuppression • Rejection & serious infection • Organ toxicity • Graft failure/retransplantation

PATIENT & FAMILY VOICE

> ***"I'd lost both my mum and brother as they waited for transplants."***
>
> Danon patient and emergency HTx recipient; daughter also has Danon - 4 affected family members across 3 generations.

> ***"I thought it would be for a couple days. But that turned into eight months."***
>
> Mother of Danon patient - deterioration and mechanical support while awaiting a donor heart

Transplant-Free Survival Matters: More Time Alive with Own Functioning Heart

HTx, heart transplantation; LVAD, left ventricular assist device;

1. Hong et al. JAHA. 2025;14:e038394. 2. ISHLT FastFacts. 2024. 3. Hong et al. J Card Fail. 2022;28:664–669. 4. Lotan et al. Circ Genom Precis Med. 2020;13:e003117. 5. Velleca et al. J Heart Lung Transplant. 2023;42:e1–e141.
6. Royal Brompton & Harefield Hospitals, "My story — Caroline Earnshaw": https://www.rbht.nhs.uk/patients-visitors/patients/patient-support-services/patient-experience-and-involvement/patient/my-story-caroline-earnshaw.
7. Cleveland Clinic Children's, "Heart Transplant Patient Finds New Life at Cleveland Clinic Children's": https://my.clevelandclinic.org/patient-stories/100-heart-transplant-patient-finds-new-life-at-cleveland-clinic-childrens.

rocket pharma

5

© 2026 Rocket Pharmaceuticals

Danon Disease Biology is Exceptionally Suited to LAMP2B Gene Addition

A clear molecular defect. A direct therapeutic approach. A measurable path from biology to clinical impact.



DANON DISEASE: *LAMP2B* deficiency
X-linked *LAMP2* mutation
Autophagosome
cellular material to be recycled
Lysosome
(little to no LAMP2B)
Impaired autophagosome and lysosomal fusion
Harmful build-up
accumulation of autophagic vacuoles & cellular debris
Diseased cardiomyocyte
cellular injury, hypertrophy and adverse remodeling
Gene addition to cardiomyocytes
AAV9 with functional LAMP2B coding sequence
LAMP2 Gene Addition: Restores Cellular Recycling
LAMP2B restored on lysosome membrane
Lysosome
Autophagosome
cellular material to be recycled
Degraded materials
restored cellular recycling & clearance
Autolysosome
fusion restored
Healthier Cardiomyocyte
restored cellular homeostasis & cleanup of cellular debris

Schematic; not drawn to scale. Informed by published LAMP2/LAMP2B, autophagy and AAV gene-addition biology (1-3).

1. McNally EM, Spencer MJ. N Engl J Med. 2025;392:1028–1032. 2. Argiro A, et al. JACC Heart Fail. 2024;12(2):248–260. 3. Greenberg B, et al. N Engl J Med. 2025;392:972–983.

6

© 2026 Rocket Pharmaceuticals

Phase 1 and Phase 2 Study of RP-A501 in Danon Disease

Global, single-arm, Pivotal Phase 2 Trial of RP-A501 ongoing; 12-Patients aligned with FDA

Phase 1: 3 years (completed)

Cohort 1
Adult/Adolescent (n=3)
6.7×10^{13} GC/kg RP-A501
IM regimen: Steroid (n=1); Steroid + Tacrolimus (n=2)

Cohort 2
Adult/Adolescent (n=2)
1.1×10^{14} GC/kg RP-A501
IM regimen: Rituximab + Steroid + Tacrolimus

Cohort 1A
Pediatric (n=2)
6.7×10^{13} GC/kg RP-A501
IM regimen: Rituximab + Steroid + Sirolimus

Phase 1 Results in NEJM '24[1]

Phase 1 LTFU: up to 10 years (ongoing)

Pivotal Phase 2 (ongoing)[2]

Cohort 1
Adult/Adolescent (n=1)
6.7×10^{13} GC/kg RP-A501
IM regimen: Rituximab + Steroid + Sirolimus

Cohort 2
Pediatric (n=3)⁺
6.7×10^{13} GC/kg RP-A501
IM regimen: Rituximab + Steroid + Sirolimus
+Included initial sequential Pediatric Safety Run-in (n=2)

Cohort 3
Adult/Adolescent and Pediatric with C3 inhibitor (n=2)
6.7×10^{13} GC/kg RP-A501
IM regimen: Rituximab + Steroid + Sirolimus + C3 inhibitor

Cohort 4
Adult/Adolescent and Pediatric (n=12)
3.8×10^{13} GC/kg RP-A501
IM regimen: Rituximab + Steroid + Sirolimus

← ***Pivotal Phase 2 Trial***

Current Status:
Enrolling and treating remaining Cohort 4 patients (n=9) in Pivotal Phase 2 Study

Co-Primary Endpoints (at 12 months):
- Improvements in LAMP2 protein expression (≥ Grade 1 from baseline)
- Reductions in Left Ventricular Mass (LVMI; ≥10%)

IM, immunomodulatory regimen; LAMP2, lysosome-associated membrane protein 2; LTFU, Long-term follow-up; LV, left ventricular; LVMI, left ventricular mass index

1. Greenberg B., et al. *N Engl J Med.* 2025;392(10):972-983; 2. *Gene Therapy Study of RP-A501 in Male Patients With Danon Disease*. ClinicalTrials.gov identifier NCT06092034

7

© 2026 Rocket Pharmaceuticals

RP-A501 Phase 1 Study: Sustained Cardiomyocyte LAMP2 Expression

Durable myocardial LAMP2 protein expression seen in all patients

Myocardial LAMP2 Protein Expression

Cohort	Patient	BL	M6	M12	M18	M24	M30	M36	M60
6.7 × 10^{13} GC/kg Adult/adolescent	1	0	⊕⊕	⊕	NP	NP	0*	0*	⊕⊕⊕
	2	0	NP	⊕⊕⊕	⊕⊕	⊕⊕	⊕⊕	⊕⊕	⊕⊕⊕
	3	0	NP	⊕⊕†	NP	⊕	⊕	⊕	
1.1 × 10^{14} GC/kg Adult/adolescent*	4	0	⊕	⊕	⊕	⊕	NP	⊕⊕⊕	NP
6.7 × 10^{13} GC/kg Pediatric	6	0	⊕⊕	⊕	NP	⊕⊕	NP	⊕⊕⊕	
	7	0	⊕	⊕⊕	NP	⊕⊕⊕	NP	⊕⊕⊕⊕	

Legend: IHC Staining Grade¶ (% Positive Cardiomyocytes)

Grade 0 = no staining

NP = not performed

⊕ = Grade 1 (≤25%)

⊕⊕ = Grade 2 (26%–50%)

⊕⊕⊕ = Grade 3 (51%–74%)

⊕⊕⊕⊕ = Grade 4 (≥75%)

†Reflects 9M visit biopsy as 12M biopsy not performed.
*Grade 0 LAMP2 protein IHC staining at the 30- and 36-month assessments, however, LAMP2B vector RNA and DNA (VCN) levels have persisted through 60 months of follow-up
¶Grading of LAMP2 protein expression by IHC was done by a board-certified pathologist in a blinded fashion. The semi-quantitative grading reflects the extent of LAMP2 protein expressing cardiomyocytes in the entirety of biopsy sample according to the scale.
*Patient 5 had LV systolic dysfunction (LVEF <40%) at enrollment and had progressive heart failure requiring transplantation 5m following RP-A501 treatment and is not evaluable for efficacy.

Representative LAMP2 IHC Images


Pre-infusion Visit 0
Post-infusion Visit 1
Post-infusion Visit 2
Post-infusion Visit 3
6.7 × 10^13 GC/kg Adult/adolescent, N=3
2
M12
M24
M36
3
M9
M24
M36
6.7 × 10^13 GC/kg Pediatric, N=2
6
M12
M24
M36
7
M12
M24
M36
100 µm

BL, baseline; IHC, Immunohistochemistry; LAMP2, lysosome-associated membrane protein 2; m, month(s);
Data Extraction Date: July 31, 2026

8

© 2026 Rocket Pharmaceuticals

RP-A501 Phase 1: Benefit Observed Across All Key Parameters up to 7 years

Lower cardiac biomarkers accompany stable or reduced LV mass index and improved quality-of-life scores

Cohort	Patient	Age at Most RV (y)	Most Recent Visit (m)	Δ LVMI,* BL to RV (g/m$^{2.7}$)	Δ IVSd, BL to RV (mm)	Δ LVPWd, BL to RV (mm)	Δ NT-proBNP, BL to RV (ng/L)	Δ cTnI,† BL to RV (ng/mL	Δ NYHA Class	Δ KCCQ-12, BL to RV
1:Low Dose Adult/ Adolescent	1	24	84‡	-32%, 85.0 to 57.8	+2%, 19.8 to 20.2	-30%, 18.8 to 13.2	-31%, 336 to 233	-99%, 0.60 to 0.01	II to I	+56, 44 to 100
	2	26	72	-31%, 260.2 to 178.9	-29%, 60.1 to 42.6	-71%, 39.1 to 11.3	-90%, 5119 to 489	-96%, 1.46 to 0.06	II to I	+24, 64 to 88
	3	23	54‡	-12%, 98.2 to 86.7	-30%, 30.9 to 21.7	-56%, 32.1 to 14.1	-45%, 841 to 460	-76%, 0.28 to 0.07	II to II	+7, 77 to 84
2:High Dose Adult/ Adolescent	4	23	36	-7%, 68.6 to 63.6*	+5%, 18.0 to 19.0	-27%, 24.0 to 17.4	-65%, 720 to 249	-39%, 0.47 to 0.29	II to I	+9, 79 to 89
3:Low Dose Pediatric	6[a]	15	36	-47%, 141.5 to 74.7	-32%, 42.4 to 29.0	-2%, 22.8 to 22.3	-75%, 1629 to 406‡	-84%, 1.78 to 0.28	II to I	+13, 50 to 63
	7	14	36	+3%, 82.0 to 84.9*	+13%, 18.5 to 20.9	+66%, 14.9 to 24.7	-35%, 1912 to 1238	-31%, 1.08 to 0.74	II to I	+36, 52 to 88

Improved | Stabilized | Worsened

*Centrally evaluated (blinded) MRI data were utilized for LVMI when available. All other measurements of cardiac structure and function reflect centrally evaluated (blinded) echocardiogram data.
† Central laboratory assessment of cTnI was performed on cryopreserved and non-cryopreserved samples. Values for cTnI from high-sensitivity and earlier tests. High-sensitivity and earlier assays are expressed in ng/mL.
‡ For Patient 1, NYHA class and KCCQ-12 assessments occurred at Month 84, and all other assessments at Month 72. For Patient 3, NYHA class assessment occurred within the Month 84 visit window, and all other assessments at Month 54.
[a] Patient underwent heart transplant at 4.8 years post-RP-A501 infusion; post data cut.

BL, Baseline; BNP, Brain Natriuretic Peptide; cTnI, cardiac troponin I; LAMP2, lysosome-associated membrane protein 2; IVSd, Interventricular Septum in diastole; KCCQ, Kansas City Cardiomyopathy Questionnaire; LV, Left Ventricle; LVEF, Left Ventricular Ejection Fraction; LVMI, Left Ventricular Mass Index, LVPWd, Left Ventricular Posterior Wall in diastole; m, month(s); MRI, magnetic resonance imaging; NT-Pro-BNP, N-terminal pro–B-type natriuretic peptide; NYHA, New York Heart Association, RV, (Most) Recent Visit; y, year(s)

Data Extraction Date: July 31, 2026

9

© 2026 Rocket Pharmaceuticals

 10  Improved or Stabilized Cardiac Biomarkers and LV mass in RP-A501 Patients  Differs significantly from expanded natural history data  BNP (pg/ml)  Age [years]  N = 22 patients r2= 0.846  LV mass (g)  Age [years]  BNP increases by 42.17 ± 18.46 pg/mL per year in untreated Danon males*  LV Mass increases by 39.86 ± 4.01 g per year in untreated Danon males*  N = 20 patients r2= 0.246  Baseline  M9  M12  M18  M24  M30  M36  M42  M48  M54  M60  0  500  1000  1500  2000  Months Post Gene Therapy  BNP (ng/L)  1  2  3  4  6  7  100  6 12 18 24 30 36 42 48 54 60  Months Since RP-A501 Infusion  1000  900  800  700  600  500  400  300  200  100  0  LV mass (g)  1  2  3  4  6  7  Baseline  Months Since RP-A501 Infusion  *Unpublished data from International Danon Disease Registry  BNP, Brain Natriuretic Peptide; LV, Left Ventricle; Data Extraction Date: July 31, 2026 (Phase 1 RP-A501 study)  © 2026 Rocket Pharmaceuticals

 11  -16%  -14%  -18%  -11%  -32%   -15%   RP-A501 Phase 1 Summary  LAMP2 expression and LVMI improvements seen as early as 6 months post RP-A501  * Where possible, cardiac MRI assessments shown (patients 1, 4, and 7); otherwise, echocardiogram data presented.  † Utilized 18 m data when 12m assessment was not done. ‡Reflects 9M visit biopsy as 12M biopsy not performed.  LAMP2, lysosome-associated membrane protein 2; LVMI, left ventricular mass index; MRI, magnetic resonance imaging; m, month(s). Data Extraction Date: July 31, 2026  Summary of Phase 1 in Relation to Pivotal Co-Primary Endpoints  All patients showed ≥10% LVMI decrease and LAMP2 protein expression increase (≥ Grade 1) at ~12m, representing 100% response rate based on pivotal Ph 2 endpoints  All patients showed durable myocardial LAMP2 protein expression and improved or sustained LVMI at most recent visit  M12  M18†  M18†  M12  M12  M12  LVMI % Change: Baseline to 12m†  Patient 1*  Patient 2  Patient 3  Patient 4*  Patient 6  Patient 7*  Myocardial LAMP2 Protein Expression  © 2026 Rocket Pharmaceuticals

RP-A501 Pivotal Phase 2 Trial Design

Pivotal, global, single-arm, open-label trial[1]

- ✓ Cohort 1-3 completed
- ✓ FDA agreement obtained to support completion of pivotal study
- ✓ Pivotal data package: 12 patients at recalibrated dose + revised immunomodulatory regimen (Cohort 4)
- ✓ Clinical sites ready to enroll and dose
- ✓ High inbound patient interest based on favorable benefit/risk
- ✓ Patients identified to support completion of clinical study
- ✓ Clear path to BLA submission to support accelerated approval

Key eligibility criteria
Males age ≥8 years, *LAMP2* mutation, NYHA II-III, evidence of LV hypertrophy, elevated hsTnI

Co-Primary Endpoint
To support accelerated approval, co-primary endpoint consisting of improvements in LAMP2 protein expression (≥ Grade 1 from baseline) and reductions in Left Ventricular Mass (LVMI; ≥10% ↓) at 12-month post-infusion

Cohort 4

Pediatric and Adult/Adolescent (n=12)
Recalibrated dose: 3.8×10^{13} GC/kg RP-A501
Revised IM regimen: Rituximab + Steroid + Sirolimus

Patient 7* Patient 8* Patient 9* **+ 9 patients (total n=12)**

*Initial patients received RP-A501 at the recalibrated dose of 3.8×10^{13} GC/kg with a refined immunomodulatory regimen and enhanced safety monitoring. Dosing proceeded sequentially, with at least four weeks between infusions. The recalibrated Phase 2 dose was selected to deliver a therapeutic profile consistent with the dose at which RP-A501 demonstrated meaningful efficacy in Phase 1 patients.

FDA, US Food and Drug Administration; hsTnI, high-sensitivity troponin I; LAMP2, lysosome-associated membrane protein 2; LV, left ventricular; LVMI, left ventricular mass Index; IM, immunomodulatory; NYHA, New York Heart Association;
1. *Gene Therapy Study of RP-A501 in Male Patients With Danon Disease*. ClinicalTrials.gov identifier NCT06092034

12

© 2026 Rocket Pharmaceuticals

Preliminary Efficacy of Phase 2 Study RP-A501: Up to 36 months

Preliminary findings show stabilization or improvement in key disease measures

Cohort	Patient	Age at Most RV (y)	Most Recent Visit (m)	Δ LVMI, BL to RV ($g/m^{2.7}$)	Δ IVSd, BL to RV (mm)	Δ LVPWd, BL to RV (mm)	Δ NT-proBNP, BL to RV (ng/L)	Δ cTnI, BL to RV (ng/mL)	Δ NYHA Class	Δ KCCQ-12 OS, BL to RV
Cohort 1: Adult/ Adolescent	2-1	20	24	-36%, 65.5 to 41.9	-28%, 21.8 to 15.6	-7%, 16.5 to 15.4	-19%, 125 to 101	-49%, 0.04 to 0.02	II to I	0, 100 to 100
Cohort 2: Pediatric	2-2	16	36	-35%, 65.4 to 42.8	-39%, 16.0 to 9.7	-10%, 10.4 to 9.4	-7%, 54 to 50	-14%, 0.02 to 0.01	II to I	+2, 98 to 100
	2-3	15	24	+9%, 187.1 to 204.8	-4%, 28.2 to 27.1	-17%, 26.1 to 21.7	-19%, 7966 to 6465	+122%, 0.33 to 0.73	III to I	+16, 64 to 79
	2-4	12	18	-30%, 202.2 to 140.5	+17%, 39.3 to 46.0	+24%, 22.5 to 27.9	-30%, 69855 to 49135	-14%, 0.82 to 0.71	II to II	+35, 35 to 71

All measurements of cardiac structure and function (LVEF, LV Mass, LVMI, IVSd and LVPWd) utilized centrally evaluated echocardiogram data (blinded review) for all participants.
In Phase 2 Cohort 3, two patients treated with immunomodulatory regimen containing a C3-inhibitor experienced serious adverse events.
Cohort 3 is discontinued and data from the two subjects were not included.

Improved | Stabilized | Worsened

Cohort 4 Updates and Rationale

- Dose recalibrated to account for the higher full-to-empty capsid ratio
- Immunomodulation revised based on early Phase 2 safety findings rocket pharma

BL, Baseline; cTnI, cardiac troponin I; LAMP2, lysosome-associated membrane protein 2; IVSd, Interventricular Septum in diastole; KCCQ, Kansas City Cardiomyopathy Questionnaire; LV, Left Ventricle; LVEF, Left Ventricular Ejection Fraction; LVMI, Left Ventricular Mass Index, LVPWd, Left Ventricular Posterior Wall in diastole; m, month(s); NT-Pro-BNP, N-terminal pro–B-type natriuretic peptide; NYHA, New York Heart Association, RV, (Most) Recent Visit; y, year(s)

Data Extraction Date: August 7, 2026

13

© 2026 Rocket Pharmaceuticals

Modified Protocol Delivers Favorable Pivotal Cohort 4 Safety Profile

Grade ≥3 Serious Treatment Emergent Adverse Events Related to RP-A501

Preferred Term (Grade ≥3)	Phase 2		
	Cohorts 1 & 2 (n=4)	Cohort 3 (n=2)	Cohort 4 (n=3)
Subject with at least 1 Serious TEAE (Grade ≥3)	**3 (75.0)**	**2 (100)**	**1 (33.3)**
Thrombotic microangiopathy [a]	2 (50.0)	1 (50.0)	**0**
Acute kidney injury	1 (25.0)	1 (50.0)	**0**
Renal failure	1 (25.0)	0	**0**
Gamma-glutamyltransferase increased [b]	0	0	**1 (33.3)**
Hepatic enzyme increased	1 (25.0)	0	**0**
Cardiac arrest	1 (25.0)	0	**0**
Posterior reversible encephalopathy syndrome	1 (25.0)	0	**0**
Rhabdomyolysis	1 (25.0)	0	**0**
Aplastic anemia	0	1 (50.0)	**0**
Disseminated intravascular coagulation	0	1 (50.0)	**0**
Cytokine release syndrome	0	1 (50.0)	**0**
Hypertransaminasaemia	0	1 (50.0)	**0**
Pneumothorax	0	1 (50.0)	**0**
Sepsis	0	1 (50.0)	**0**
Shock	0	1 (50.0)	**0**
Retroperitoneal hemorrhage	0	1 (50.0)	**0**

Pivotal Cohort 4
(recalibrated dose with modified IM regimen)

- No evidence of thrombotic microangiopathy, capillary leak or other complement-mediated events
- Elevated GGT observed in 1 patient; resolved and patient discharged after 12 days.
- All 3 patients discharged by 1-2 weeks post-infusion

[a]Patients 2-3, 2-4 and 2-6; [b]Patient 2-8.

GGT, Gamma-glutamyltransferase; IM, immunomodulatory; TEAE, Treatment Emergent Adverse Events

Data Extraction Date: Aug 7, 2026

rocket pharma

14

© 2026 Rocket Pharmaceuticals

 No Evidence of TMA,CLS, or Other Severe Complement-Mediated Toxicities in Cohort 4  Platelets and Terminal Complement Complex (sC5b9) of the initial 3 patients up to 3 months post-treatment  CLS, Capillary Leak Syndrome; sC5b9, soluble C5b9; TMA, Thrombotic microangiopathy  ‡  ‡ A decrease in platelet count was observed at Week 8-9 in the absence of symptoms or signs suggestive of platelet dysfunction or deficit. All concomitant medications were reviewed to discontinue any  potential contributors; it was not deemed clinically significant by the investigator and Sponsor and resolved following medication modifications.  *The sC5b9 lower limit of detection per the validated assay at the clinical site is <170 ng/mL; reported values of <170 ng/mL are shown as 170 ng/mL.  Patient 2-7  Patient 2-8  Patient 2-9  Normal Range  Normal Range  15  Data Extraction Date: September 4, 2026  © 2026 Rocket Pharmaceuticals  Platelets  Complement Marker (sC5b9)

RP-A501 Demonstrated Durable Efficacy with a Tolerable Safety Profile

PHASE 1 DURABILITY

Up to 7 Years

of clinical benefit observed

Clinical benefit and improvements observed with durable biomarker in all patients at latest trial follow-up

100% overall survival; median transplant-free survival not reached at median follow-up: 5.7 years (range: 4.3–7.1 years)

PHASE 2 EARLY EFFICACY

Mirrors Phase 1 Trajectory

Improvement or stabilization of cardiac hypertrophy, heart failure symptoms, quality of life scores, and biomarkers of cardiac injury and stress replicate the trajectory of Phase 1 responders

SAFETY AND TOLERABILITY

Generally Well-Tolerated

Recent protocol optimizations suggest successful mitigation of complement-mediated toxicities*

rocket pharma

*In Phase 2 Cohort 3, two patients treated with immunomodulatory regimen containing a C3-inhibitor experienced serious adverse events. The cohort is discontinued and data from the two subjects were not included.

16

© 2026 Rocket Pharmaceuticals

 17  RP-A501 Pivotal Phase 2 Milestones  TODAY  Enrollment  and dosing  9 additional patients  in Cohort 4  MID-2027  Dosing  completion  Last patient dosed 12-month follow-up  MID-2028  TOPLINE TARGET*  Primary efficacy readout from pivotal Cohort 4  LATE-2028  BLA regulatory  filing  PRV eligible; Accelerated Approval; Priority review  CO-PRIMARY EFFICACY ENDPOINTS AT 12 MONTHS  © 2026 Rocket Pharmaceuticals  ≥ Grade 1  Improvement in LAMP2  protein expression from baseline  ≥10%  Reduction in left ventricular  mass index (LVMI)  *MID-2028 target is provisional pending alignment with dosing completion and 12-month follow-up.

Estimated Epidemiology of Danon Disease is 20K+ across US & EU5

Independent genotype and phenotype-based analyses converge on similar estimate of 10-11K US patients

Genotype-Based Analysis

Pathogenic & likely Pathogenic LAMP2 Variants

Based on comprehensive molecular characterization of confirmed Danon Disease + population genomic anchor

62% (~6.6K) Anchor

Classic loss-of-function *LAMP2* variants

Population allele frequency of 3 variant categories[1] from gnomAD[2]

38% (~4.1K) Scaling

Other P/LP *LAMP2* variants

6 variant categories[3] identified through RW datasets[4] with confirmed DD

450+ patient records

9+ variant categories

ESTIMATED DANON POPULATION

10-11K
PATIENTS

~4K Male | ~6-7K Female

Phenotype-Based Analysis

Natural History and Real-World Modeling

Based on Danon disease natural history modeling + real-world patient data

~5.1K Anchor

Patients with HCM Phenotype[5]

Age & sex-specific DD yield modeling with HCM population

~5.4K Scaling

Pre-cardiomyopathy and DCM Patients



Pre-HCM Danon Patients
HTX Danon Patients
Schematic Male Disease Progression
HCM Symptomatic Danon Patients

Age- and sex-specific natural history model built with **700+** patient data

DCM, dilated cardiomyopathy; DD, Danon disease; EU5; Germany, France, Italy, Spain, UK; HCM, hypertrophic cardiomyopathy; HTx, heart transplantation; P/LP, pathogenic/likely pathogenic; RW, real-world;

1. Stop-gain (Nonsense), Frameshift and Canonical splice-site variant categories 2. non-UKBB gnomAD v4.1.1 1. non-UKBB gnomAD v4.1.1 Genome Aggregation Database 3. Includes Start-loss, Exon/gene deletions/duplications, Missense, Synonymous and Intronic variant categories 4. variant records of confirmed DD patients from genetic testing labs Invitae, Ambry Genetics and GeneDx, real-world Natural History Cohorts, Rocket Natural History Study, Repository of published RW Danon patient cases 5. HCM & DD claims/EHR databases (Cellworks, Forian) covering >310M lives rocket pharma

18

© 2026 Rocket Pharmaceuticals

Over 900 Identified US Danon Disease Patients

Representing a current diagnosis rate under 10%



■ ≥15 patients ■ 5-14 patients ■ 2-4 patients ■ 1 patient

Sources[1]



Claims/ EHR
Field Effort
900
Genetic Test Data[2]
HCP Reported

De-duplicated for unique[3] patient counts

Institutional coverage (% of pts)



Top 25
30%
Top 100
60%
All Institutions (n=290)
100%

Gender



45%
55%

Est. DD Diagnosis Rate[4]



<10%

Genetic Testing Rates in Cardiomyopathies (%)



Adult HCM[5]
1.6%
Adults with CM (<=40)[6]
2.6%
Pediatric CM[6]
13.8%

Patients cumulatively identified and include those who received HTx or subsequently experienced disease-related mortality

CM, Cardiomyopathies; DD, Danon disease; HCM, hypertrophic cardiomyopathy; HTx, heart transplantation

1. Data as of July 2026; over 80% of patients reported in ICD-10 code and genetic testing lab data have been identified in the last 5 years; ICD-10 code for Danon available from Q4 2023. 2. Non-sponsored de-identified test data purchased through commercial genetic testing labs; 3. Does not include VUS patients; business rules for de-identification and de-duplication; 4. Estimated based on Danon true prevalence modeling and patients found; 5. Longoni M, et al Real-world utilization of guideline-directed genetic testing in inherited cardiovascular diseases; 6. Bui QM, et al. Real-world Genetic Testing Practices in Cardiomyopathy, 2026 rocket pharma

19

© 2026 Rocket Pharmaceuticals

Accelerating Danon Diagnosis: Focused Path to Launch

Aspiration: every person with HCM or a Danon disease signature and every at-risk relative of a confirmed Danon patient is genetically evaluated so no Danon diagnosis is missed

Drive cardiologists to test young HCM & urgency with Danon signature

Expand diagnostic infrastructure & access

Empower patients & caregivers to seek genetic evaluation

Multiply diagnoses through the family cascade

Illustrative Diagnoses Ramp



<10%
At launch (Mid-2029)
Longer term

Diagnosed Share of Target Population

External tailwinds

- ↑ HCM recognition & CMI entry into pediatrics
- ↑ Genotype-driven trials in cardiomyopathies
- ↑ Ecosystem momentum around cardio genomics & broader testing

HCM, hypertrophic cardiomyopathy; CMI, Cardiac myosin inhibitors

20

© 2026 Rocket Pharmaceuticals

Addressable Opportunity in Danon Extends Beyond Males with HCM

Expand the window, extend the impact, transform the disease


Danon Males with HCM
$1B+
GLOBAL PEAK ANNUAL OPPORTUNITY
Danon Females with earlier-onset HCM
Danon Males pre-HCM
Danon Females with later-onset Cardiomyopathy
LAMP2
Danon gene therapy addressable segment
$2B+
GLOBAL PEAK ANNUAL OPPORTUNITY

UNLOCK DANON OPPORTUNITY

Treat earlier
Shift treatment upstream

Capture fast progressors
Intervene before irreversible progression

Reach underdiagnosed females
Treat patients historically missed

rocket pharma

HCM, hypertrophic cardiomyopathy; Illustrative, non-risk-adjusted peak annual commercial opportunity based on internal assumptions regarding addressable populations, diagnosis, treatment eligibility, pricing, access and uptake. Potential lifecycle expansions require additional clinical evidence and regulatory alignment and approval. Actual indications, eligible populations, timing and commercial outcomes may differ. Segment sizes are not drawn to scale.

21

© 2026 Rocket Pharmaceuticals

22  New Evidence and a Defined Pivotal Path  Sustained Clinical Benefit  RP-A501 conferred durable disease reversal/stabilization through  36 months and up to 7 years post-RP-A501 infusion  Preliminary efficacy in initial 4 patients in Phase 2 further  corroborates long-term benefit identified in Phase 1 and LTFU  Early safety at the recalibrated dose  No TMA, capillary leak, or significant complement-mediated adverse events through 3 months in the first three patients  Attractive Commercial Opportunity  US epidemiology of 10-11K US (20K including Europe); over 900 Danon disease patients recorded in US alone; $1B global peak potential for 1st indication  Efficacy target  At least  7 of 12  responders at 12 months  Each responder must meet both criteria  Myocardial LAMP2 expression ≥ Grade 1 from baseline LVMI reduction ≥10% from baseline  © 2026 Rocket Pharmaceuticals  Dosing completion expected mid-2027  Current cash runway now into Q3’28  RP-A501 is investigational. Initial safety follow-up is limited for Phase 2 Cohort 4. One RP-A501-related Grade 3 increase in gamma-glutamyltransferase (GGT) was reported and resolved. Safety data  as of September 4, 2026. Approval requires FDA review of the complete application.